Note and Loans Payable	12 Months Ended
Apr. 30, 2013
Note And Loans Payable
NOTE 6 - Note and Loans Payable

During the period from May 15, 2009 (inception) through April 30, 2011 and the six months ended October 31, 2011, the Company borrowed $24,644 and $3,150 respectively, from Shmuel's Hatzacha Consulting, Inc., owned and operated by Shmuel Shneibalg (see Notes 8 and 9). These loans were payable on demand and bear interest at 6% per annum.

On October 1, 2010 loans payable aggregating $24,644 were memorialized as a demand promissory note. The note bears interest at 6% per annum. At April 30, 2011, accrued interest on this debt was $1,851.

On November 1, 2011 all amounts owed were discharged and agreements terminated pursuant to a general release agreement (see Note 11).